UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 16, 2006

                         INTERSTATE BAKERIES CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                 1-11165                            43-1470322
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        (Commission File Number)         (IRS Employer Identification No.)

              12 East Armour Boulevard
                Kansas City, Missouri                              64111
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      (Address of Principal Executive Offices)                   (Zip Code)

                                 (816) 502-4000
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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         Item 7.01.        Regulation FD Disclosure.

         On November 16, 2006, Interstate Bakeries Corporation (the "Company") filed a letter (the "Letter") with the Court of Chancery of the State of Delaware (the "Court") in connection with the action (Brencourt Advisors, LLC v. Interstate Bakeries Corporation, C.A. No. 2506-N) (the "Action") filed by Brencourt Advisors, LLC ("Brencourt") seeking to compel the Company to convene an annual meeting of shareholders pursuant to 8 Del. C. ss.211.

         The Letter contains important information concerning the Company's views with respect to the Action, the actions the Company may take in response to Brencourt's demands to change the composition of the Company's board of directors, and the potential risks and consequences to the Company if the Court were to compel the Company to convene an annual meeting of shareholders.

         The foregoing description of the Letter does not purport to be complete and is qualified in its entirety by reference to the Letter, a copy of which is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

         The information in this Current Report on Form 8-K under the heading
Item 7.01, "Regulation FD Disclosure," including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to such filing.

Cautionary Statement Regarding Forward-Looking Statements and Other Matters
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         Some information contained in this Current Report on Form 8-K may be forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are not historical in nature and include statements that reflect, when made, the Company's views with respect to current events and financial performance. These forward-looking statements can be identified by forward-looking words such as "may," "will," "expect," "intend," "anticipate," "believe," "estimate," "plan," "could," "should" and "continue" or similar words. These forward-looking statements may also use different phrases. All such forward-looking statements are and will be subject to numerous risks and uncertainties, many of which are beyond our control, that could cause actual results to differ materially from such statements. Factors that could cause actual results to differ materially include, without limitation: the ability of the Company to continue as a going concern; the ability of the Company to obtain court approval with respect to motions in the Chapter 11 proceeding filed by it from time to time; the ability of the Company to operate pursuant to the terms of its DIP financing facility; the ability of the Company to develop, prosecute, confirm and consummate one or more plans of the reorganization with respect to the Chapter 11 proceeding; risks associated with failing to obtain court approval for one or more extensions to the exclusivity period for the Company to propose and confirm one or more plans of reorganization or with third parties seeking and obtaining court approval to terminate or shorten any such exclusivity period, for the appointment of a Chapter 11 trustee or to convert the Chapter 11 proceeding to a Chapter 7 proceeding; risks associated with the Company's restructuring process, including the risks associated with the failure of its PC review and bakery and route consolidations to achieve the desired results; the ability of the Company to obtain and maintain adequate terms with vendors and service providers; the potential adverse impact of the Chapter 11 proceeding on the Company's liquidity or results of operations; the ability of the Company to finalize, fund and execute its business plan; risks associated with inflationary cost increases in materials, ingredients, energy and employee wages and benefits; risks associated with product price increases, including the risk that such actions will not effectively offset inflationary cost pressures and may adversely impact sales of the Company's products; the effectiveness of the Company's efforts to hedge its exposure to price increases with respect to various ingredients and energy; the ability of the Company to retain, motivate and/or attract key executives and employees; changes in our relationship with employees and the unions that represent them; increased costs and uncertainties with respect to a defined benefit pension plan to which we contribute; finalization of our review and, if applicable, the independent audit of our historical financial statements; the Commission's acceptance of the recommendation from the staff of the Division of Enforcement to accept the proposed settlement of the previously announced investigation; the delayed filing with the SEC of the Company's fiscal 2006 Form 10-K and fiscal 2006 and 2007 Forms 10-Q; costs associated with increased contributions to multiple employer or multiemployer pension plans; the impact of any withdrawal liability arising under the Company's multiemployer pension plans as a result of prior actions or current consolidations; changes in general economic and business conditions (including in the bread and sweet goods markets); changes in consumer tastes or eating habits; risks associated with the Company's recent new product introductions, including the success of such new products in achieving and retaining market share, and the Company's ability to expand existing brands; the effectiveness of advertising and marketing spending; any inability to protect and maintain the value of the Company's intellectual property; future product recalls or food safety concerns; actions of competitors, including pricing policy and promotional spending; bankruptcy filings by customers; costs associated with environmental compliance and remediation; actions of governmental entities, including regulatory requirements; the outcome of legal proceedings to which we are or may become a party; business disruption from terrorist acts, our nation's response to such acts and acts of war; and other factors. These statements speak only as of the date of this Current Report on Form 8-K, and we disclaim any intention or obligation to update or revise any forward-looking statements to reflect new information, future events or developments or otherwise, except as required by law. We have provided additional information in our filings with the SEC, which readers are encouraged to review, concerning other factors that could cause actual results to differ materially from those indicated in the forward-looking statements.

         Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Company's various pre-petition liabilities, common stock and/or other equity securities. No assurance can be given as to what values, if any, will be ascribed in the Chapter 11 proceeding to each of these liabilities and/or securities. Accordingly, the Company urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.

         Item 9.01         Financial Statements and Exhibits.

 (c)     Exhibits

Exhibit No.       Description
-----------       -----------

      99.1 Interstate Bakeries Corporation letter filed with the Court of Chancery of the State of Delaware, dated November 16, 2006.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 16, 2006                        INTERSTATE BAKERIES CORPORATION


                                                By: /s/ Ronald B. Hutchison
                                                    ----------------------------
                                                    Ronald B. Hutchison
                                                    Executive Vice President and
                                                    Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

      99.1 Interstate Bakeries Corporation letter filed with the Court of Chancery of the State of Delaware, dated November 16, 2006.